VAN KAMPEN TAX FREE TRUST,
on behalf of its series,
Van Kampen California Insured Tax Free Fund
Van Kampen Insured Tax Free Income Fund
Van Kampen Intermediate Term Municipal Income Fund
Van Kampen Municipal Income Fund
Van Kampen New York Tax Free Income Fund
(each, a “Fund”)

Supplement dated February 1, 2010
to each of the
Summary Prospectuses dated January 29, 2010
and the
Prospectuses dated January 29, 2010,
each as previously supplemented on January 29, 2010

Each Summary Prospectus and each Prospectus is hereby supplemented as follows:

The paragraph in the section entitled “Summary — Tax Information” is hereby deleted in its entirety and replaced with the following:

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. The Fund intends to pay exempt-interest dividends, which are excludable from gross income for federal income tax purposes. See “Federal Income Taxation” in the Fund’s prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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